UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 24, 2015

(Date of earliest event reported)

BIOPHARMX CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37411	59-3843182
(Commission File Number)	(IRS Employer Identification No.)

1098 Hamilton Court Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

(650) 889-5020

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry Into a Material Definitive Agreement

(a)

Underwriting Agreement

On June 24, 2015, BioPharmX Corporation (the “Company”) entered into an underwriting agreement (the “Agreement”) with CRT Capital Group LLC (“CRT Capital”), as sole book-running manager and representative of the several underwriters named in Schedule I thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters an aggregate of 3,636,364 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). Under the terms of the Agreement, the Company also granted the Underwriters an option, exercisable in whole or in part at any time (but not more than once) within 30 days of June 24, 2015, to purchase up to 545,454 additional shares of Common Stock to cover any over-allotments made by the Underwriters in the sale and distribution of the shares. The shares are being offered and sold to the public (the “Offering”) pursuant to the Company’s registration statement on Form S-1 (File No. 333-203317), as amended, which became effective on June 24, 2015, and a related registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Offering price to the public is $2.75 per share and the Underwriters have agreed to purchase the shares from the Company pursuant to the Agreement at a purchase price of $2.5575 per share. Gross proceeds are expected to be approximately $10.0 million (excluding any sale of shares pursuant the over-allotment option), before deducting underwriting discounts and commissions and estimated Offering expenses. The purchase and sale of the shares, and the closing of the Offering, is expected to take place on June 30, 2015, subject to the satisfaction of customary closing conditions.

The Agreement contains customary representations, warranties, and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters, severally and not jointly, for losses or damages arising out of or in connection with the Offering, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. In addition, pursuant to the terms of the Agreement, the Company and each of the Company’s directors and executive officers have entered into “lock-up” agreements with the Underwriters that generally prohibit the sale, transfer, or other disposition of securities of the Company for a period of at least 180 days following June 24, 2015 without the prior written consent of CRT Capital.

Pursuant to the Agreement, we also agreed to issue to the Underwriters warrants (the “Warrants”) to purchase up to an aggregate of 125,455 shares of Common Stock (3% of the shares of Common Stock sold, assuming full exercise of the Underwriters’ option to purchase additional shares of Common Stock). The Warrants are exercisable at $2.75 per share and have a term of five years. Pursuant to FINRA rules, the Warrants are subject to a 180-day lock-up pursuant to which the holder will not sell, transfer, assign, pledge, or hypothecate the Warrants or the securities underlying the Warrants, nor will it engage in any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the Warrants or the underlying securities for a period of 180 days from the date of the prospectus relating to the Offering.

In addition, pursuant to our engagement letter with CRT Capital, until twelve months after the closing date of the Offering, we agreed to give CRT Capital a right to act as the Company’s co-book-running underwriter, co-lead or book-running arranger or co-lead placement agent in connection with any Rule 144A offering, underwritten public offering or other equity financing that we may undertake, on terms and conditions customary for CRT Capital for similar transactions, subject to applicable FINRA rules and restrictions.

We have also agreed to pay the Underwriters’ expenses relating to the Offering, including without limitation the reasonable fees, disbursements and other charges of the Underwriters’ counsel, up to a maximum of $300,000.

A copy of the Agreement is attached as Exhibit 1.1 to this report, and is incorporated herein by reference. The foregoing description of the material terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit. The provisions of the Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such Agreement and are not intended as a document for investors or the public to obtain factual information about the current state of affairs of the parties to that document. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission (the “SEC”).

A registration statement on Form S-1 relating to the shares of Common Stock offered by the Company was filed with the SEC and is effective. A prospectus relating to the Offering has been filed with the SEC and is available on the SEC’s web site at http://www.sec.gov. Copies of the final prospectus relating to the Offering may be obtained from CRT Capital Group LLC, 262 Harbor Drive, Stamford, CT 06902, or from the above-mentioned SEC website.

Forward-Looking Statements

This report contains forward-looking statements that involve risks and uncertainties, such as statements related to the anticipated closing of the Offering and the amount of proceeds expected from the Offering. The risks and uncertainties involved include the Company’s ability to satisfy certain conditions to closing on a timely basis or at all, as well as other risks detailed from time to time in the Company’s filings with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this report. The Company does not intend to revise or update any forward-looking statement in this report to reflect events or circumstances arising after the date hereof, except as may be required by law.

Item 8.01.                                        Other Events

Press Release

On June 25, 2015, the Company issued a press release announcing that it had priced the Offering described above and that its Common Stock was expected to begin trading on NYSE MKT under the symbol “BPMX” on June 25, 2015, as described below. A copy of the press release is attached hereto as Exhibit 99.1.

NYSE MKT Listing of the Common Stock

In connection with the Offering described above, and effective as of June 25, 2015, the Company’s Common Stock commenced trading on NYSE MKT under the symbol “BPMX.” In connection with its listing on NYSE MKT, the Company’s Common Stock ceased trading on the OTCQB Marketplace on June 24, 2015.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 24, 2015, by and between BioPharmX Corporation and CRT Capital Group LLC, as representative of the several Underwriters
99.1	Press release dated June 25, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPHARMX CORPORATION

Date: June 26, 2015	By:	/s/ JAMES R. PEKARSKY
	Name:	James R. Pekarsky
	Title:	Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 24, 2015, by and between BioPharmX Corporation and CRT Capital Group LLC, as representative of the several Underwriters
99.1	Press release dated June 25, 2015